Investment Strategy - M3Sixty Income and Opportunity Fund	Mar. 28, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy of the Fund
Strategy Narrative [Text Block]

The Fund’s investment objective is total return comprised of income and capital appreciation. To meet its investment objective, the Fund will invest primarily in domestic equity securities that, in the opinion of the manager, have above-average intellectual property portfolios and other characteristics, like strong earnings and dividend growth relative to their sector competitors, and that are members of the S&P 1500 Composite. The S&P 1500 Composite combines the S&P 500, an index of large-capitalization issuers, the S&P Midcap 400, and the S&P Small Cap 600 to cover approximately 90% of the U.S. market capitalization. As of November 30, 2024, the capitalization of companies in the S&P 1500 Composite ranged from $900 million to $3.4 trillion.. The Fund also engages in short selling to the extent permitted under the Investment Company Act of 1940 (the “1940 Act’). The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and the policies are permissible under the 1940 Act. The Fund will seek to produce income through dividends paid on securities and options (e.g., premium income on the sale of an option) and total return through an options strategy.

 The Fund will typically invest in issuers that have established markets and operations and generate excess cash flow. The Fund looks for stocks with attributes that suggest they will thrive in good markets and survive potential economic setbacks. The Fund employs detailed quantitative assessments to construct its equity portfolio. Portfolio parameters include but are not limited to, a quantitative valuation of the strength of the company’s intellectual property portfolio, steady growing earnings, dividend yield with a tendency to raise such yield, and availability at reasonable price-earnings ratios. The Fund seeks to invest in stocks that are undervalued by the market but with strong business models, which may provide for lower levels of market volatility or non-correlated volatility. The Fund also prefers to invest in stocks that have options traded on them. The Fund will rebalance and adjust its equity portfolio as the Adviser deems necessary and appropriate.

The Fund may also invest in companies that are experiencing a “special situation” that makes them undervalued relative to their long-term potential. Developments creating special situations may include new intellectual property developments, intellectual property licensing deals, mergers, spin-offs, litigation resolutions, new products, or management changes. The Fund may also invest in convertible securities.

The Fund also seeks to generate income for shareholders by selling options against the risk taken by owning common stocks. For example, the Fund intends to sell covered call options on a portion of its stock holdings. This income is designed to, over time, add to portfolio stability and improve returns. The Fund also uses option strategies to limit market exposure and volatility. The extent of option selling will depend upon market conditions and the Adviser’s judgment as to the advantages of selling call options on the Fund’s equity investments.

The Fund is actively managed, and its portfolio is therefore expected to be traded frequently and will likely experience high portfolio turnover. Frequent and active trading may result in greater expenses to the Fund, which may lower its performance.